UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2009

COPSYNC, INC.
(Exact name of registrant specified in charter)

Delaware	000-53705	98-0513637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 FM 2673, Canyon Lake, Texas 78133
(Address of principal executive offices) (Zip Code)

(830) 964-3838
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement cmmuncations pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Section 7— Regulation FD

Item 7.01 Regulation FD Disclosure

On August 6, 2009, the Registrant issued a press release, which is attached hereto and incorporated by reference as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the Registrant had retained Issuers Capital Advisors, LLC as its investor relations firm.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPsync, Inc.

Dated: August 6, 2009	By:	/s/ Russell D. Chaney
Name: Russell D. Chaney
Title: Chairman and Chief Executive Officer